DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                               -----------------

                             DWS Large Cap Value VIP

In order to enable the Portfolio's investment advisor, Deutsche Investment Management Americas Inc. ("DeIM"), to appoint its affiliate, Deutsche Asset Management International GmbH ("DeAMi"), as sub-advisor to the Fund, the Board of Trustees has approved the termination of the existing Investment Management Agreement for the Portfolio with DeIM. The Board has also approved an interim Investment Management Agreement with DeIM and an interim Sub-Advisory Agreement between DeIM and DeAMi, each effective February 5, 2007. Each of the interim agreements will remain effective for a period of up to 150 days. A new Investment Management Agreement and Sub-Advisory Agreement will be submitted for approval by shareholders at a Shareholder Meeting to be held in the second quarter of 2007. The aggregate fee paid to DeIM will not change as a result of the changes to the Portfolio's investment management agreement.

The following information supplements existing information for the above portfolio in "The Portfolio Subadvisors" section of the prospectuses.

Subadvisor for DWS Large Cap Value VIP

Effective February 5, 2007, Deutsche Asset Management International GmbH ("DeAMi"), Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany, will be the subadvisor for the portfolio. DeAMi will render investment advisory and management services to the portfolio. DeAMi is an investment advisor registered with the US Securities and Exchange Commission and currently manages over $40 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DeIM will compensate DeAMi out of the management fee it receives from the portfolio.

The following information replaces the disclosure for the above portfolio in "The Portfolio Managers" section of the prospectuses.

The portfolio is managed by a team of investment professionals who collaborate to develop and implement the portfolio's investment strategy. The portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with portfolio holdings.

The following person will handle the day-to-day management of the portfolio through February 4, 2007.

David Hone, CFA
Director of Deutsche Asset Management
and Portfolio Manager of the portfolio.
o   Joined Deutsche Asset Management
    in 1996 as an equity analyst for
    consumer cyclicals, consumer
    staples and financials.
o   Prior to that, eight years of
    experience as an analyst for Chubb
    & Son.
o   Portfolio manager for Large Cap
    Value; Lead portfolio manager
    for US Equity Income Fund
    Strategy: New York.
o   Joined the portfolio in 2007.
o   BA, Villanova University.





                                                                     [Logo]DWS
                                                                       SCUDDER
                                                           Deutsche Bank Group

January 23, 2007
VS2-LCV

Effective February 5, 2007, the following individual will handle the day-to-day management of the portfolio.

Thomas Schuessler, PhD
Director of Deutsche Asset Management
and Portfolio Manager of the portfolio.
o   Joined Deutsche Asset Management
    in 2001 after 5 years at Deutsche
    Bank where he managed various
    projects and served as executive
    assistant to board member.
o   US and Global Fund Management:
    Frankfurt.
o   Joined the portfolio in 2007.
o   PhD, University of Heidelberg,
    studies in physics and economics
    at University of Heidelberg and
    University of Utah.


The following information replaces similar disclosure in the "Investment Advisor" section of the prospectuses.

Each portfolio's shareholder report for the year ended November 30, 2005 contains a discussion regarding the basis for the Board of Trustees' approval of each portfolio's investment management agreement and, as applicable, subadvisory agreement (see "Shareholder reports" on the back cover). A discussion regarding the Board's consideration of the new Investment Management Agreement and Sub-Advisory Agreement for DWS Large Cap Value VIP will be included in the Portfolio's semi-annual report for the period ended May 31, 2007 and in the forthcoming proxy statement seeking shareholder approval of the new agreements.







               Please Retain This Supplement for Future Reference






January 23, 2007
VS2-LCV